THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C

Multi-Fund® 5

Supplement dated July 25, 2025 to the Prospectus

The following information is an update to your last effective prospectus as supplemented.

FUND ADDITIONS – The following fund will be available as a new investment option beginning August 18, 2025:

Lincoln Variable Insurance Products Trust, advised by Lincoln Financial Investments Corporation.
•	LVIP Structured Moderate Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.